SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE U.S. GOVERNMENT MONEY FUND

The following information supplements certain information in the fund's Prospectus and Statement of Additional Information.

               On May 19, 2004, the Board of Trustees of Credit Suisse U.S. Government Money Fund (the "Acquired Fund"), a series of Credit Suisse Opportunity Funds, approved a reorganization (the "Reorganization") whereby all of the Acquired Fund's assets and liabilities will be transferred to Credit Suisse Cash Reserve Fund, Inc. (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund. The Acquired Fund will then be liquidated, and Class A shares of the Acquiring Fund will be distributed to the Acquired Fund's shareholders. The closing date for the Reorganization (the "Closing Date") has not yet been determined.

               As a result of the Reorganization, each shareholder of the Acquired Fund will become a Class A shareholder of the Acquiring Fund and will receive on a tax-free basis Class A shares of the Acquiring Fund with the same aggregate net asset value as their shares of beneficial interest of the Acquired Fund. Once the Closing Date has been determined, a letter describing the Reorganization, along with a prospectus for the Acquiring Fund, will be mailed to all shareholders of the Acquired Fund.

Dated: May 21, 2004                                            CSGMN-16-0504
                                                               2004-019